SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 15, 1997.
                                                        -----------------

                                OMI Trust 1996-C
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          Pennsylvania               33-99320            23-2864736
    --------------------------------------------------------------------
    (State or other jurisdiction   (Commission          (IRS Employer
        of incorporation)          File Number)      Identification No.)

    c/o PNC Bank, National Association
    Corporate Trust Department
    Attention:  Constantine Hromych
    1700 Market Street
    Philadelphia, Pennsylvania                             19103
   ----------------------------------------             ----------
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (215) 585-8738
                                                          --------------
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI Trust 1996-C

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1996-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on October 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.      Resignations of Registrant's Directors.

             Not Applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             Exhibits

             20.1 Monthly Remittance Report relating to the Distribution Date occurring on October 15, 1997.

Item 8.      Change in Fiscal Year.

             Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OMI TRUST 1996-C, Registrant

                                    By:  Oakwood Acceptance Corporation,
                                         as servicer

                                         /s/ DOUGLAS R. MUIR
                                         -------------------------------
October 23, 1997                         Douglas R. Muir
                                         Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on October 15, 1997.......................... 5-10

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C            REPORT DATE:  October 8, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #     12
REMITTANCE REPORT                                  Page 1 of 6
REPORTING MONTH:                  Sep-97

                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

  Beginning                                                                 Ending         Scheduled                   Scheduled
  Principal        Scheduled      Prepaid      Liquidated    Contracts     Principal        Gross        Servicing     Pass Thru
   Balance         Principal     Principal      Principal   Repurchased     Balance        Interest         Fee        Interest
-----------------------------------------------------------------------------------------------------------------------------------
249,582,143.97   (432,138.21)  (1,577,853.45)  (649,907.78)    0.00      246,922,244.53   2,277,275.23   207,985.12   2,069,290.11
===================================================================================================================================


Scheduled Principal Balance of Contracts
----------------------------------------
                            Amount
 Liquidation   Reserve   Available for
  Proceeds    Fund Draw   Distribution
--------------------------------------


  516,629.02     0.00    4,803,895.91
======================================


                         Reserve Fund as of Cutoff Date
-----------------------------------------------------------------------------------------------------------------------------------
 Beginning                             Investment     Balance Before      Reserve    Reserve          Balance After
  Balance       Deposits     Distrib.   Interest   Current Distribution   Fund Draw  Fund Deposit  Current Distribution  Excess
-----------------------------------------------------------------------------------------------------------------------------------
1,359,591.98      0.00     -5,635.98    5,432.71       1,359,388.71         0.00        0.00           1,359,388.71      5,432.71
===================================================================================================================================

Class A-6 Liquidity Account
  Beginning                            Investment     Balance Before       Reserve     Reserve        Balance After
   Balance      Deposits    Distrib.    Interest   Current Distribution   Fund Draw  Fund Deposit  Current Distribution  Excess
-----------------------------------------------------------------------------------------------------------------------------------
  455,053.23      0.00     -1,886.35    1,818.31         454,985.19         0.00        0.00             454,985.19      1,818.31
===================================================================================================================================

Class B Liquidity Account
  Beginning                            Investment     Balance Before       Reserve     Reserve        Balance After
   Balance      Deposits    Distrib.    Interest   Current Distribution   Fund Draw  Fund Deposit  Current Distribution  Excess
-----------------------------------------------------------------------------------------------------------------------------------
  798,893.45      0.00     -3,311.69    3,192.25         798,774.01         0.00        0.00             798,774.01      3,192.25
===================================================================================================================================



Reserve Fund Required Balance
---------------------------------------
Before Current      After Current
Distribution        Distribution
---------------------------------------

 1,353,956.00       1,353,956.00
=======================================

Reserve Fund Required Balance
---------------------------------------
Before Current      After Current
Distribution        Distribution
---------------------------------------

 453,166.88          453,166.88
=======================================

Reserve Fund Required Balance
---------------------------------------
Before Current      After Current
Distribution        Distribution
---------------------------------------

  795,581.76         795,581.76
=======================================


                              Certificate Account
--------------------------------------------------------------------------------

  Beginning             Deposits                         Investment   Ending
   Balance     Principal      Interest     Distributions  Interest    Balance
--------------------------------------------------------------------------------

1,074,286.37  2,665,372.83   2,248,705.32   4,479,488.90   2,866.45 1,511,742.07
================================================================================



          P&I Advances at Distribution Date
----------------------------------------------------------

 Beginning       Recovered      Current        Ending
  Balance        Advances       Advances       Balance
----------------------------------------------------------


1,782,316.29   1,682,637.47   2,211,834.14   2,311,512.96
==========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C            REPORT DATE:  October 8, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT #
REMITTANCE REPORT
REPORTING MONTH:                 Sep-97            Page 2 of 6


Class B Crossover Test                                                Test Met?
-----------------------------------------------------------------     ----------

(a) Remittance date on or after May 2001                                  N

(b) Average 60 day Delinquency rate <=        5%                          Y

(c) Average 30 day Delinquency rate <=        7%                          Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Nov. 1996 - Nov. 1997         4%                          Y
                April 2001 - Nov. 2002        7%                          N
                Dec. 2002 - April 2003        8%                          N
                May 2003 -                    9%                          N


(e) Current realized loss ratio <=            2.75%                       Y

(f) Are class B principal balances plus Accelerated
     Principal Distributions > =              24.501%
     of stated scheduled pool balance

                Beginning B-1 balance            25,726,000.00
                Beginning B-2 balance            12,186,224.00
                                                --------------

                                                 37,912,224.00
                Divided by beginning pool
                balance                         249,582,143.97
                                                --------------
                                                        15.190%           N
                                                ==============



Average 60 day delinquency ratio:

                                Over 60s           Pool Balance       %
                      --------------------------------------------------------

Current Mo                     9,672,798.29       246,922,244.53    3.92%
1st Preceding Mo               9,040,289.37       249,582,143.97    3.62%
2nd Preceding Mo               7,558,496.64       251,783,691.21    3.00%
                                                      Divided by      3
                                                                 -------------
                                                                    3.51%
                                                                 =============

Average 30 day delinquency ratio:


                                Over 30s           Pool Balance       %
                      --------------------------------------------------------

Current Mo                   14,646,000.87        246,922,244.53    5.93%
1st Preceding Mo             14,391,315.89        249,582,143.97    5.77%
2nd Preceding Mo             11,874,082.62        251,783,691.21    4.72%
                                                      Divided by      3
                                                                 -------------
                                                                    5.47%
                                                                 =============

Cumulative loss ratio:

                       Cumulative losses              966,219.53
                                         ------------------------
Divided by Initial Certificate Principal          270,791,224.00   0.357%
                                                                 =============



Current realized loss ratio:
                          Liquidation             Pool
                            Losses               Balance
                      -------------------------------------------

Current Mo                133,278.76          246,922,244.53
1st Preceding Mo          240,549.77          249,582,143.97
2nd Preceding Mo          127,307.34          251,783,691.21
                                                                   0.806%
                                                                 =============

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  October 8, 1997
REMITTANCE REPORT                                  POOL REPORT #
REPORTING MONTH:                 Sep-97            Page 3 of 6


                                                             Delinquency Analysis

                                             31 to 59 days        60 to 89 days         90 days and Over       Total Delinq.
                 No. of     Principal               Principal             Principal            Principal              Principal
                  Loans      Balance         #       Balance      #       Balance       #      Balance         #       Balance
                -------------------------------------------------------------------------------------------------------------------

Excluding Repos   7,534   241,238,991.44    155   4,884,808.34    52    1,605,518.88    67    2,527,622.37    274     9,017,949.59

          Repos     160     5,683,253.09      4      88,394.24    19      622,141.99   135    4,917,515.05    158     5,628,051.28
                ------------------------------------------------------------------------------------------------------------------

          Total   7,694   246,922,244.53    159   4,973,202.58    71    2,227,660.87   202    7,445,137.42    432    14,646,000.87
                ==================================================================================================================

                                                                                                              5.6%            5.93%
                                                                                                            =======================

                                                     Repossession Analysis
                        Active Repos          Reversal          Current Month
                        Outstanding         (Redemption)           Repos            Cumulative Repos
                         Principal            Principal           Principal            Principal
                   #      Balance        #     Balance      #      Balance      #       Balance
                ------------------------------------------------------------------------------------

Excluding Repos   160   5,683,253.09    -1   (22,110.32)   44    1,313,838.82  305    9,576,066.45

          Repos


          Total

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  October 8, 1997
REMITTANCE REPORT                                  POOL REPORT #
REPORTING MONTH:                 Sep-97
                                                   Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                Liquidated                                                       Net
 Account      Customer          Principal     Sales       Insur.      Total     Repossession  Liquidation   Unrecov.  FHA Insurance
  Number        Name             Balance     Proceeds    Refunds    Proceeds     Expenses      Proceeds     Advances     Coverage
-----------------------------------------------------------------------------------------------------------------------------------
096999-8   Allen, Donald         21,520.52   21,400.00       0.00    21,400.00     1,017.00    20,383.00      818.08       0.00
100260-9   Drury, Steven         32,281.63   30,000.00   1,882.96    31,882.96     3,720.15    28,162.81    3,006.40       0.00
098434-4   Lanning, Angela       32,705.69   29,000.00   2,033.53    31,033.53     1,195.00    29,838.53    1,435.32       0.00
097387-5   Bishop Sr, Eric       21,104.75   23,000.00   1,284.33    24,284.33     2,932.57    21,351.76    2,745.57       0.00
094395-1   Barker, Angela        22,002.31   21,400.00       0.00    21,400.00     1,191.90    20,208.10    1,249.45       0.00
102695-4   Poarch, Johnny        26,336.29   25,400.00     137.64    25,537.64     2,808.85    22,728.79    1,471.92       0.00
095771-2   Penley, Siu           25,498.27   25,725.00   1,151.49    26,876.49     5,240.46    21,636.03    1,909.04       0.00
096649-9   Martinez, Enrique     18,716.43   19,400.00       0.00    19,400.00     6,103.31    13,296.69      547.18       0.00
097024-4   Roldan, Anibal        29,811.38   26,400.00   2,854.35    29,254.35     1,291.32    27,963.03    2,190.52       0.00
097282-8   Boyd, John            30,464.49   29,900.00       0.00    29,900.00     1,091.61    28,808.39    1,555.00       0.00
102527-9   Rabago, R.            38,763.12   36,400.00   2,414.39    38,814.39     4,807.11    34,007.28    2,529.80       0.00
097704-1   Knowles, Carie        28,093.72   29,000.00     394.47    29,394.47     2,131.85    27,262.62    2,242.56       0.00
099073-9   Jones, Bobby          30,496.82   29,400.00   2,300.88    31,700.88     4,047.84    27,653.04    3,645.00       0.00
098521-8   Hinton, Kay            4,913.51    1,500.00     333.23     1,833.23         0.00     1,833.23    1,499.82       0.00
097715-7   Brown, Constance       9,146.11    3,690.00     668.17     4,358.17     1,211.25     3,146.92    1,301.34       0.00
088207-6   Casanova, Joann       24,509.74   22,000.00       0.00    22,000.00     2,436.00    19,564.00    2,253.06   6,478.92
101243-4   Bernal, Ernesto       34,821.57   33,000.00   2,407.58    35,407.58     5,280.00    30,127.58    2,487.93       0.00
095857-9   Skinner, Anna         26,753.11   24,000.00       0.00    24,000.00     1,323.16    22,676.84    1,178.08       0.00
095784-5   Stone, Kenny          24,404.69   20,000.00   1,377.28    21,377.28     4,038.90    17,338.38    3,368.58       0.00
101341-6   Hicks, Gary           35,177.55   30,400.00   2,834.56    33,234.56     3,734.00    29,500.56    2,578.40       0.00
096343-9   Barron, Dwight        29,421.09   28,000.00   1,644.44    29,644.44     7,018.87    22,625.57    2,338.70       0.00
099249-5   Kingsbury, Tim        28,860.29   27,400.00       0.00    27,400.00     1,537.93    25,862.07    2,002.84       0.00
102216-9   Dawkins, Fred         40,268.56   45,221.00       0.00    45,221.00    12,350.17    32,870.83    2,987.18       0.00
097967-4   Lumpkin, Rodney       33,836.14   38,368.23      59.77    38,428.00     5,035.35    33,392.65    4,746.83       0.00
                                                                          0.00                      0.00                   0.00
                                                                          0.00                      0.00                   0.00
                                                                          0.00                      0.00                   0.00
                                                                          0.00                      0.00                   0.00
                                ------------------------------------------------------------------------------------------------
           24                   649,907.78  620,004.23  23,779.07   643,783.30    81,544.60   562,238.70   52,088.60   6,478.92
                                ================================================================================================



              Net             Current
 Account    Pass Thru        Period Net     Cumulative
  Number    Proceeds         Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------
096999-8   19,564.92        (1,955.60)
100260-9   25,156.41        (7,125.22)
098434-4   28,403.21        (4,302.48)
097387-5   18,606.19        (2,498.56)
094395-1   18,958.65        (3,043.66)
102695-4   21,256.87        (5,079.42)
095771-2   19,726.99        (5,771.28)
096649-9   12,749.51        (5,966.92)
097024-4   25,772.51        (4,038.87)
097282-8   27,253.39        (3,211.10)
102527-9   31,477.48        (7,285.64)
097704-1   25,020.06        (3,073.66)
099073-9   24,008.04        (6,488.78)
098521-8      333.41        (4,580.10)
097715-7    1,845.58        (7,300.53)
088207-6   23,789.86          (719.88)
101243-4   27,639.65        (7,181.92)
095857-9   21,498.76        (5,254.35)
095784-5   13,969.80       (10,434.89)
101341-6   26,922.16        (8,255.39)
096343-9   20,286.87        (9,134.22)
099249-5   23,859.23        (5,001.06)
102216-9   29,883.65       (10,384.91)
097967-4   28,645.82        (5,190.32)
                0.00             0.00
                0.00             0.00
                0.00             0.00
                0.00             0.00
        ----------------------------------------------
          516,629.02      (133,278.76)    (966,219.53)
        ==============================================
As a percentage of the aggregate cut-off
date principal balance                             0%
                                                  ====

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  October 8, 1997
REMITTANCE REPORT                                  POOL REPORT #
REPORTING MONTH:                 Sep-97
                                                   Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS


PRINCIPAL

                                Original        Beginning        Current                    Ending                   Principal Paid
         Cert.                Certificate      Certificate      Principal      Writedown  Certificate        Pool      Per $1,000
         Class                  Balances         Balances        Payable        Amounts     Balances        Factor    Denomination
-----------------------------------------------------------------------------------------------------------------------------------

A-1                          50,300,000.00    29,090,920.25   (2,659,899.44)     0.00     26,431,020.81     52.54676%     52.88
A-1 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

A-2                          46,970,000.00    46,970,000.00            0.00      0.00     46,970,000.00    100.00000%      0.00
A-2 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

A-3                          35,400,000.00    35,400,000.00            0.00      0.00     35,400,000.00    100.00000%      0.00
A-3 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

A-4                          20,900,000.00    20,900,000.00            0.00      0.00     20,900,000.00    100.00000%      0.00
A-4 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

A-5                          55,614,000.00    55,614,000.00            0.00      0.00     55,614,000.00    100.00000%      0.00
A-5 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

A-6                          23,695,000.00    23,695,000.00            0.00      0.00     23,695,000.00    100.00000%      0.00
A-6 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

B-1                          25,726,000.00    25,726,000.00            0.00      0.00     25,726,000.00    100.00000%      0.00
B-1 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00

B-2                          12,186,224.00    12,186,224.00            0.00      0.00     12,186,224.00    100.00000%      0.00
B-2 Outstanding Writedown             0.00             0.00            0.00      0.00              0.00      0.00          0.00




                           ----------------------------------------------------------------------------

                            270,791,224.00   249,582,144.25   (2,659,899.44)     0.00    246,922,244.81
                           ============================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  October 8, 1997
REMITTANCE REPORT                                  POOL REPORT #
REPORTING MONTH:                 Sep-97
                                                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                 Interest Paid
      Certificate     Remittance  Beginning     Current       Total       Interest     Ending    Per $1,000     Cert.     TOTAL
         Class           Rate      Balance      Accrual        Paid       Shortfall    Balance   Denomination   Class  DISTRIBUTION
                       -------------------------------------------------------------------------------------------------------------

A-1                     5.76625%      0.00      139,787.93   139,787.93       0.00       0.00         4.81       A-1   2,799,687.37
A-1 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
A-1 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

A-2                     6.45000%      0.00      252,463.75   252,463.75       0.00       0.00         5.38       A-2     252,463.75
A-2 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
A-2 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

A-3                     6.75000%      0.00      199,125.00   199,125.00       0.00       0.00         5.63       A-3     199,125.00
A-3 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
A-3 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

A-4                     7.00000%      0.00      121,916.67   121,916.67       0.00       0.00         5.83       A-4     121,916.67
A-4 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
A-4 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

A-5                     7.35000%      0.00      340,635.75   340,635.75       0.00       0.00         6.13       A-5     340,635.75
A-5 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
A-5 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

A-6                     7.65000%      0.00      151,055.63   151,055.63       0.00       0.00         6.38       A-6     151,055.63
A-6 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
A-6 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

B-1                     7.96000%      0.00      170,649.13   170,649.13       0.00       0.00         6.63       B-1     170,649.13
B-1 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
B-1 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

B-2                     9.31000%      0.00       94,544.79    94,544.79       0.00       0.00         7.76       B-2      94,544.79
B-2 Carryover Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00
B-2 Writedown Interest  0.00          0.00            0.00         0.00       0.00       0.00         0.00

X                               832,940.77      599,111.46   465,832.70 133,278.76 966,219.53                     X      465,832.70

R                                     0.00            0.00         0.00       0.00       0.00                     R            0.00

Service Fee                           0.00      207,985.12   207,985.12       0.00       0.00                            207,985.12
                           ------------------------------------------------------------                               --------------

                                832,940.77    2,277,275.23 2,143,996.47 133,278.76 966,219.53                          4,803,895.91

  Class B Liquidity Account                                        0.00                                                        0.00
                                                           ============                                               =============
                                                           2,143,996.47                                                4,803,895.91
                                                           ============                                               =============